TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated July 19, 2019

to the Statement of Additional Information (“SAI”)

dated May 1, 2019

At a special meeting of contract owners of Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through the TIAA Separate Account VA-1 (the “Fund”) of Teachers Insurance and Annuity Association of America held on July 17, 2019, the nine current members of the Management Committee of the Fund (the “Management Committee” and each member of the Management Committee, a “Manager”) were elected to serve indefinite terms until their respective successors take office. At this meeting, Joseph A. Boateng was also elected to serve as a new member of the Management Committee.

Therefore, effective immediately, the total number of Managers as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Management Committee leadership structure and related matters” of the sub-section entitled “The Management Committee” of the section entitled “Management of the separate account” on page 15 of the SAI is hereby increased from nine to ten.

Effective immediately, the following entry is hereby added in the “Disinterested Managers” chart currently appearing under the section entitled “Management of the separate account” beginning on page 17 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Manager	Indefinite term. Manager since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Effective immediately, the following entry is hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of Managers” of the section entitled “Management of the separate account” on page 20 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Joseph A. Boateng*	None	None
*	As of December 31, 2018, Mr. Boateng was not yet a Manager.

Effective immediately, the following hereby replaces in its entirety the table set forth under the sub-section entitled “Manager and officer compensation” of the section entitled “Management of the separate account” on page 20 of the SAI:

Manager and officer compensation

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer Manager during the fiscal year ended December 31, 2018. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]
Forrest Berkley[3]	$1,083.91	$299.78	$325,000.00
Joseph A. Boateng[4]	—	—	—
Janice C. Eberly[3]	986.92	264.80	295,916.67
Nancy A. Eckl	1,200.69	299.78	360,000.00
Michael A. Forrester[3]	1,184.01	299.78	355,000.00
Howell E. Jackson	1,184.01	299.78	355,000.00
Thomas J. Kenny[3]	1,442.60	299.78	432,500.00
Bridget Macaskill[5]	639.24	166.54	191,666.67
James M. Poterba[3]	1,275.77	299.78	382,500.00
Maceo K. Sloan	1,234.06	299.78	370,000.00
Laura T. Starks	1,254.08	299.78	376,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.

[2]	Amounts deferred under the long-term compensation plan described below.

[3]

A portion of this compensation was not actually paid based on the prior election of the Manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Managers described below. For the fiscal year ended December 31, 2018, Mr. Berkley elected to defer $235,000, Prof. Eberly elected to defer $151,492, Mr. Forrester elected to defer $265,000, Mr. Kenny elected to defer $342,500 and Prof. Poterba elected to defer $292,500 of total compensation from the TIAA-CREF Fund Complex.

[4]

On July 17, 2019, Mr. Boateng was elected to serve as a member of the Management Committee. Prior to his election, Mr. Boateng served as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1 since December 4, 2018. During the period between December 4, 2018 and July 17, 2019, Mr. Boateng received a consulting fee, in cash, equal to the compensation paid to an independent Trustee and Manager of the Boards and Management Committee.

[5]	Effective July 20, 2018, Ms. Macaskill no longer serves as a Manager.

Effective immediately, the following paragraph hereby replaces in its entirety the fourth paragraph under the sub-section entitled “Manager and officer compensation” of the section entitled “Management of the separate account” beginning on page 20 of the SAI:

The TIAA-CREF Fund Complex has a long-term compensation plan for Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

Joseph A. Boateng will serve as a member of the Investment and Operations Committees. Effective immediately, Joseph A. Boateng is added to the lists of current members of such committees in sections (2) and (6) currently appearing under the sub-section entitled “Committees” of the section entitled “Management of the separate account” beginning on page 21 of the SAI.

A40588 (7/19)